UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 22, 2019

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Exhibit 99.1 of this Form 8-K contains the prepared remarks for IBM’s Chief Financial Officer Jim Kavanaugh’s fourth-quarter and full-year 2018 earnings presentation to investors on January 22, 2019.

Reconciliations of non-GAAP financial measures discussed in the earnings presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP are included as Exhibit 99.2 of this Form 8-K. The slides used in Mr. Kavanaugh’s fourth-quarter and full-year 2018 earnings presentation are Exhibit 99.3 to the company’s Form 8-K submitted to the SEC on January 22, 2019.

The information in this Item 7.01, including the corresponding Exhibits 99.1 and 99.2, is being furnished with the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), with the exception of the following information from the question and answer period of the earnings presentation, which has been edited to provide additional context and clarity, and shall be deemed “filed” under the Exchange Act:

•                  In 2019, the company expects to expand gross and pre-tax margins.

•                  For full-year 2019, the company expects the GAAP tax rate to be approximately 14 percent, excluding discrete items. The company expects its operating (non-GAAP) tax rate for 2019 to be approximately 11 to 12 percent (which is a 3 to 4 points headwind year to year), including an estimate of potential discrete items.

•                  For the first quarter of 2019, the company expects GAAP earnings per share from continuing operations to be 16 percent of the full-year expectation of at least $12.45 and also expects operating (non-GAAP) earnings per share to be 16 percent of the full-year expectation of at least $13.90.

•                  At mid-January spot rates, the company expects a 4 point currency headwind to first quarter 2019 revenue growth, which is approximately two points worse than the year-to-year impact realized in the fourth quarter of 2018.  The company expects 1 to 2 point sequential improvement in revenue growth at constant currency from the fourth quarter 2018 to the first quarter 2019.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished as part of this report:

Exhibit No.	Description of Exhibit
99.1	Prepared Remarks of Earnings Presentation on January 22, 2019

99.2	Non-GAAP Supplemental Materials

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 23, 2019

	By:	/s/ Robert F. Del Bene
Robert F. Del Bene
Vice President and Controller